SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED BALANCE SHEET

	Amount in Rs		US $
	As at 31-Mar-2018	**As at 30-Jun-2018**	**As at 30-Jun-2018**
ASSETS			
Non-current assets			
Property, plant and equipment	346,040,182	340,451,206	5,015,486
Investment Property	17,002,661	17,002,661	250,481
Other intangible assets	18,863,983	17,487,997	257,631
Other intangible assets under development	-	1,000,000	14,732
Financial assets			
Investments	331,238,709	104,552,882	1,540,260
Loans	2,534,434,012	2,423,764,916	35,706,613
Trade receivables	99,584,954	110,830,054	1,632,735
Other non-current assets	84,907,887	88,130,539	1,298,329
Deferred tax assets (net)	385,922,008	393,121,078	5,791,412
Income tax assets (net)	181,333,811	185,443,478	2,731,931
Total non-current assets	**3,999,328,207**	**3,681,784,811**	**54,239,610**
Current assets			
Financial assets			
Investments	1,177,846,215	1,707,405,059	25,153,286
Loans	3,066,383,383	3,833,828,129	56,479,495
Trade receivables	4,150,437,803	4,413,633,445	65,021,117
Cash and cash equivalents	4,500,990,026	5,005,573,231	73,741,503
Other financial assets	969,475,676	966,258,710	14,234,807
Inventories	54,887,832	93,658,336	1,379,763
Other current assets	93,031,684	172,951,771	2,547,905
Total current assets	**14,013,052,619**	**16,193,308,681**	**238,557,876**
Total assets	**18,012,380,826**	**19,875,093,492**	**292,797,486**
EQUITY AND LIABILITIES			
Equity			
Equity share capital	226,268,895	226,268,900	3,333,366
Other equity	5,961,738,951	5,971,867,308	87,976,830
Total equity attributable to equity holders of the company	6,188,007,846	6,198,136,208	91,310,196
Non-controlling interest	15,056,423	15,424,270	227,228
Total equity	**6,203,064,269**	**6,213,560,478**	**91,537,424**
LIABILITIES			
Non-current liabilities			
Financial liabilities			
Borrowings	363,841,016	311,643,880	4,591,100
Other financial liabilities	106,587,705	114,409,638	1,685,469
Provisions	120,521,549	134,937,242	1,987,879
Total non-current liabilities	**590,950,270**	**560,990,760**	**8,264,448**
Current liabilities			
Financial liabilities			
Borrowings	4,588,347,879	6,158,821,478	90,731,018
Trade payables	2,414,628,708	2,000,503,025	29,471,170
Other financial liabilities	4,053,348,347	4,828,651,953	71,135,120
Other current liabilities	137,101,973	83,194,951	1,225,618
Provisions	18,958,992	18,284,063	269,359
Income tax liabilities (net)	5,980,388	11,086,784	163,329
Total current liabilities	**11,218,366,287**	**13,100,542,254**	**192,995,614**
Total equity and liabilities	**18,012,380,826**	**19,875,093,492**	**292,797,486**

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF PROFIT AND LOSS

		Amount in Rs	US $
	For the three months ended 30-Jun-2017	For the three months ended 30-Jun-2018	For the three months ended 30-Jun-2018
Revenue from operations	1,310,788,761	1,658,896,664	24,438,666
Other income, net	25,717,323	13,768,058	202,829
Total income	1,336,506,084	1,672,664,722	24,641,495
EXPENSES			
Exchange and other operating expenses	526,837,875	782,011,462	11,520,499
Employee benefit expenses	323,986,761	368,627,625	5,430,578
Finance costs	98,078,007	140,493,486	2,069,733
Depreciation and amortisation expense	17,067,919	25,025,156	368,668
Other expenses	254,356,699	242,022,772	3,565,450
Total expenses	1,220,327,261	1,558,180,501	22,954,928
Profit before tax	116,178,823	114,484,221	1,686,567
Tax expense:			
Current Tax	81,604,037	47,296,523	696,767
Deferred Tax	(17,756,079)	(6,812,398)	(100,359)
	63,847,958	40,484,125	596,408
Profit for the period	52,330,865	74,000,096	1,090,159
Other comprehensive income			
Items that will not be reclassified subsequently to profit or loss			
Remeasurement of the net defined benefit liability / asset	2,373,073	2,373,072	34,960
Tax effect of Items that will not be reclassified subsequently to profit and loss	(637,696)	(703,640)	(10,366)
Items that will be reclassified subsequently to profit or loss			
Exchange difference on translation of foriegn operation	4,991,610	12,687,499	186,911
Fair value changes on investments	(958,248)	(7,000,305)	(103,128)
Tax effect of Items that will be reclassified subsequently to profit and loss	(463,622)	510,060	7,514
Total other comprehensive income, net of tax	5,305,117	7,866,686	115,891
Total comprehensive income	57,635,982	81,866,782	1,206,050

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF CHANGE IN EQUITY

	As at 31-Mar-2018	Amount in Rs As at 30-Jun-2018	US $ As at 30-Jun-2018
Retained Earnings			
Opening Balance	1,046,513,733	1,422,038,859	20,949,306
Addition/Profit during the year	567,415,766	74,000,097	1,090,161
Appropriation towards:			
Payment of dividend and tax on dividend	(131,335,301)	(67,552,070)	(995,169)
Statutory reserve	(60,555,339)	(9,828,649)	(144,794)
Closing balance	1,422,038,859	1,418,658,237	20,899,503
Share premium reserve			
Opening balance	3,123,757,989	3,444,907,989	50,749,970
Addition/Profit during the year	321,150,000	-	-
Appropriation towards:			
Closing balance	3,444,907,989	3,444,907,989	50,749,970
Capital reserve	**226,286,221**	**227,680,119**	**3,354,156**
General Reserve			
Opening Balance	704,347,091	704,347,091	10,376,357
Closing balance	704,347,091	704,347,091	10,376,357
Reserve Fund u/s 45- IC of RBI Act 1934			
Opening balance	68,373,964	128,929,303	1,899,371
Addition during the year	60,555,339	9,828,649	144,794
Closing balance	128,929,303	138,757,952	2,044,165
Other components of Equity			
Exchange differences on translating foreign operations			
Opening balance	(22,545,378)	(22,691,533)	(334,289)
Addition during the year	(146,155)	7,698,894	113,419
Closing balance	(22,691,533)	(14,992,639)	(220,870)
Fair value changes in investments			
Opening balance	898,377	10,903,384	160,627
Addition during the year	10,005,007	(7,061,400)	(104,028)
Closing balance	10,903,384	3,841,985	56,600
Remeasurement of the net defined benefit liability / asset			
Opening balance	11,337,216	20,829,508	306,858
Addition during the year	9,492,292	2,373,072	34,960
Closing balance	20,829,508	23,202,580	341,818
Tax effect of other component of equity			
Opening balance	(1,891,742)	(6,583,715)	(96,990)
Addition during the year	(4,691,973)	(193,580)	(2,852)
Closing balance	(6,583,715)	(6,777,296)	(99,842)
	2,457,644	**5,274,630**	**77,705**
Total	**5,928,967,107**	**5,939,626,018**	**87,501,856**
Non-controlling interest			
Securities premium account	(17,101)	(17,101)	(252)
Retained Earnings	15,438,799	31,593,225	465,428
Profit during the year	16,154,440	(356,971)	(5,259)
Exchange differences on translating foreign operations	1,195,706	1,022,137	15,058
Total	**32,771,844**	**32,241,290**	**474,975**
Total	**5,961,738,951**	**5,971,867,308**	**87,976,831**

SMC GLOBAL SECURITIES LIMITED

CONSOLIDATED STATEMENT OF CASH FLOW

	Amount in Rs		US $
	For the three months ended 30-Jun-2017	For the three months ended 30-Jun-2018	For the three months ended 30-Jun-2018
Cash flow from operating activities:			
Profit for the period	52,330,865	74,000,096	1,090,161
Adjustments to reconcile net profit to net cash provided by operating activities:			
Tax expense	63,847,958	40,484,125	596,407
Depreciation and amortization	17,067,919	25,025,156	368,668
Interest expense	98,078,007	140,493,486	2,069,733
Dividend income	(277,784)	(375,945)	(5,538)
Interest income other than from financing business	(10,706,169)	(2,779,407)	(40,946)
Allowance for credit losses on trade receivables	29,873,968	(1,023,253)	(15,074)
Allowance for credit losses on advances	1,233,420	11,081,606	163,253
Income from Investment Property	(1,742,505)	(1,749,555)	(25,774)
Changes in assets and liabilities			
Trade receivables	(975,189,126)	(273,417,489)	(4,027,954)
Loans	(1,185,386,793)	(667,857,256)	(9,838,793)
Other financial assets	2,013,860,533	14,658,815	215,952
Other assets	(39,407,725)	(82,942,739)	(1,221,902)
Inventories	1,822,914	(38,770,504)	(571,162)
Trade payables	(520,592,395)	(414,125,683)	(6,100,850)
Other financial liabilities	123,839,569	780,709,729	11,501,322
Other liabilities	9,905,659	(51,533,950)	(759,192)
Provisions	29,923,183	13,740,764	202,427
Cash generated from operations	**(291,518,501)**	**(434,382,004)**	**(6,399,262)**
Income taxes paid	(105,986,938)	(45,648,849)	(672,493)
Net cash generated by operating activities	**(397,505,439)**	**(480,030,853)**	**(7,071,755)**
Cash flow from investing activities:			
Expenditure on property, plant and equipment including intangible assets net of sale proceeds, including changes in retention money and capital creditors	(394,910,944)	(19,260,194)	(283,739)
Dividend received	211,380	375,945	5,538
Rent received from Investment Property	1,742,505	1,749,555	25,774
Proceeds/(Payments) to acquire financial assets			-
Debt instrument	411,803,574	(84,651,133)	(1,247,070)
Mutual funds	17,981,162	(508,591,680)	(7,492,511)
Share in JV	(4,701,476)	(29,751,363)	(438,294)
Equity instruments	617,066,630	313,059,759	4,611,959
Net cash (used in)/generated from investing activities	**649,192,831**	**(327,069,111)**	**(4,818,343)**
Cash flow from financing activities:			
Payment of dividends (including corporate dividend tax)	-	(67,552,070)	(995,169)
Payment of interest	(101,442,066)	(146,740,118)	(2,161,758)
(Payment) / proceeds from borrowings	95,515,699	1,518,276,463	22,367,066
Net cash used in financing activities	**(5,926,367)**	**1,303,984,275**	**19,210,139**
Net increase decrease in cash and cash equivalents	**245,761,025**	**496,884,311**	**7,320,041**
Exchange differences on translating foreign operations	1,445,642	7,698,894	113,418
Cash and cash equivalents at the beginning	3,509,474,040	4,500,990,026	66,308,044
Cash and cash equivalents at the end	**3,756,680,707**	**5,005,573,231**	**73,741,503**